UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
April 4, 2012 (April 2, 2012)

GENERAL MARITIME CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

REPUBLIC OF THE MARSHALL ISLANDS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-34228	66-071-6485
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

299 Park Avenue
New York, New York 10171
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 763-5600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, on November 17, 2011, General Maritime Corporation (the “Company”) and substantially all of its subsidiaries (with the exception of those in Portugal, Russia and Singapore, as well as certain inactive subsidiaries) (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), which are being jointly administered under Case No. 11-15285 (MG).

Also as previously disclosed, on March 26, 2012, the Debtors entered into a Plan Support Agreement (the “Plan Support Agreement”) with (i) OCM Marine Investments CTB, Ltd., (ii) the Official Committee of Unsecured Creditors of the Company, and (iii) the holders of over 40% of the Company’s 12% Senior Notes due November 15, 2017.  On April 2, 2012, the Bankruptcy Court approved the Plan Support Agreement.

In addition, as previously disclosed, on January 31, 2012, the Debtors filed a joint plan of reorganization with the Bankruptcy Court, as modified on February 26, 2012 and February 29, 2012 (the “Original Plan”). On March 26, 2012, as previously disclosed, the Debtors filed the second amended plan of reorganization (the “Modified Plan”) with the Bankruptcy Court, which modified the Original Plan. On April 2, 2012, the Bankruptcy Court (i) approved the Company’s proposed notice of plan modifications to creditors impacted by the Modified Plan, (ii) determined that the Company is not required to re-solicit creditors on account of the plan modifications, and (iii) determined that prior acceptances of the Original Plan will be deemed acceptances of the Modified Plan. In addition, the Bankruptcy Court approved the extension of the voting deadline for the Modified Plan from April 10, 2012 to April 25, 2012, and approved the Company’s motion to reschedule the hearing to seek confirmation of the Modified Plan from April 25, 2012 to May 3, 2012.

The Modified Plan has not been approved by the Bankruptcy Court. There can be no assurance that the Debtors’ stakeholders will approve the Modified Plan or that the Bankruptcy Court will confirm the Modified Plan. The Debtors will emerge from Chapter 11 if and when the Modified Plan receives the requisite approval from holders of claims, an order confirming the Modified Plan is entered by the Bankruptcy Court, and certain conditions to the effectiveness of the Modified Plan, as stated therein, are satisfied. This Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Modified Plan. The Modified Plan may be revised to reflect events that occur after the date of its filing. This Current Report on Form 8-K is not an offering of any securities to be offered pursuant to the Modified Plan. Such securities will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States unless registered under the Securities Act or pursuant to an applicable exemption therefrom.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION
(Registrant)

	By:	/s/ Jeffrey D. Pribor
	Name:	Jeffrey D. Pribor
	Title:	Executive Vice President and Chief Financial Officer

Date: April 4, 2012